EXHIBIT 3.19

DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles Of Organization Limited-Liability Company

(PURSUANT TO NRS 86)

Filed in the office of	Document Number
Dean Heller, Secretary of State, State of Nevada	20060499215-88
	Filing Date and Time: 08/03/2006 9:55 AM
	Entity Number: E0573822006-0

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company	CITYCENTER SOBELLA DEVELOPMENT, LLC — Check box if a Series Limited-Liability Company ☐
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	Bryan L. Wright (Name); 3950 Las Vegas Boulevard South (Physical Street Address), Las Vegas (City), NEVADA 89119 (Zip Code); Additional Mailing Address, City, State, Zip Code
3. Dissolution Date: (OPTIONAL-see instructions)	Latest date upon which the company is to dissolve (if existence is not perpetual):
4. Management: (check one)	Company shall be managed by ☒ Manager(s) OR ☐ Members
5. Names Addresses, of Manager(s) or Members: (attach additional pages as necessary)	J. Terrence Lanni (Name); 3600 Las Vegas Blvd. South (Address), Las Vegas (City), NV (State) 89109 (Zip Code)
	James J. Murren (Name); 3600 Las Vegas Blvd. South (Address), Las Vegas (City), NV (State) 89109 (Zip Code)
	Gary N. Jacobs (Name); 3600 Las Vegas Blvd. South (Address), Las Vegas (City), NV (State) 89109 (Zip Code)
6. Names, Addresses and Signatures of Organizers (if more than one organizer attach additional page)	Bryan L. Wright (Name); Signature: [signature]; 3950 Las Vegas Blvd. South (Address), Las Vegas (City), NV (State) 89119 (Zip Code)
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named limited-liability company. [signature] Authorized Signature of R.A. or On Behalf of R.A. Company; Date 8/3/06

This form must be accompanied by appropriate fees.

Reset

Nevada Secretary of State Form LLC ARTS 2005
Revised on 12/1/2005

INITIAL LIST OF MANAGERS OR MANAGING MEMBERS AND RESIDENT AGENT OF

CITYCENTER SOBELLA DEVELOPMENT, LLC

(Name of Limited-Liability Company)

FILE NUMBER

FOR THE FILING PERIOD OF

TO

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

Bryan L.Wright 3950 Las Vegas Blvd. South Las Vegas, NV 89119

Filed in the office of Document Number

/s/ Dean Heller 20060509918-10

Filing Date and Time

Dean Heller Secretary of State State of Nevada

08/09/2006 10:44 AM

Entity Number

E0573822006-0

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: Secretaryofstate.biz

Important: Read instructions before completing and returning this form. THE ABOVE SPACE IS FOR OFFICE USE ONLY

Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)

Print or type names and addresses, cither residence or business, for all managers or managing members. A Manager, or if none, a Managing Member of the LLC must sign me form. FORM WILL BE RETURNED !F UNSIGNED

If there are additional managers or managing members, attach a list or them to Ms form.

Return the completed form with the $125.00 tiling tee. A $75.00 penalty must be added for failure to file this form by Sis last day of first month following organization data.

Mate your check payable to the Secretary of Slate. Your canceled check will constitute a certificate to transact business.

Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

6. Return the completed farm to: Secretary of State, 202 North Carson Street, Carson City, NV 89701-4201, (775) 684-5708.

7. Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125 00

LATE PENALTY: S75 00

NAME

J. Terrence Lanni(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) :

MANAGER MANAGING MEMBER

ADDRESS

3600 Las Vegas Blvd. South CITY ST ZIP

Las Vegas NV T89109

NAME

James J. Murren(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER MANAGING MEMBER

ADDRESS CITY ST ZIP

3600 Las Vegas Blvd. South Las Vegas NV J89109

NAME

Gary N. Jacobs(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MANAGING MEMBER

ADDRESS CITY ST ZIP

3600 Las Vegas Blvd. South Las Vegas NV J89109

NAME(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED) MANAGER MANAGING MEMBER

ADDRESS CITY ST ZIP

NAME(DOCUMENT WILL EE REJECTED IF TITLE NOT INDICATED) MANAGER MANAGING MEMBER

ADDRESS CITY ST ZIP

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360,780 and acknowledge that pursuant to MRS 239.330, It is a category C felony to knowingly offer any false or forge Instrument for filing In the Office of the Secretary of State.

Date:

Title Manager

X Signature of Manager or Managing Member

Nevada Secretary of State Form INITIAL UST-LLC 2003 Revised on 03/07/06

ADDENDUM TO INITIAL LIST OF MANAGERS AND MANAGING MEMBERS OF CITYCENTER SOBELLA DEVELOPMENT, LLC

J. Terrence Lanni, President

James J. Murren, Treasurer

Gary N. Jacobs, Secretary

Bryan L. Wright, Assistant Secretary

DEAN HELLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4299

(775) 684 5708

Website: secretaryofstate.biz

Filed in the office of

Document Number

20060603773-64

Amendment to Articles of Organization

(PURSUANT TO NRSB6.221)

Dean Heller Secretary of State State of Nevada

Filing Date and Time

09/18/2006 5:00 PM

Entity Number

E0573822006-0

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86.221)

1. Name of limited-liability company:

CITYCENTER SOBELLA DEVELOPMENT, LLC

2. The company is managed by (check one): managers or members

3. The articles have been amended as follows (provide articles numbers, if available):*

ARTICLE I. THE NAME OF THE LIMITED-LIABILITY COMPANY IS "CITYCENTER VDARA ;DEVELOPMENT, LLC."

4. Signature (must be signed by at least one manager or by a managing member).

Signature

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited" or the abbreviations "Ltd.," "L.L.C.," or T.C.," "LLC" or "LC." The word "Company" may be abbreviated as "Co.” 2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER

Secretary of State

204 North Carson Street, Ste 1

Carson City, Nevada 89701-4299

(775)684 5708

Website: secretaryofstate.biz

Ross Miller Secretary of State State of Nevada

Amendment to Articles of Organization

(PURSUANT TO NRS 86.221)

Filed in the office of Document Number

20070840224-69

Filing Date and Time

12/11/2007 9:50 AM

Entity Number

E0573822006-0

USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Organization For a Nevada Limited-Liability Company (Pursuant to NRS 86,221)

1. Name of limited-liability company:

CITYCENTER VDARA DEVELOPMENT, LLC

2. The company is managed by: Managers OR Members

(cheek only one box)

3. The articles have been amended as follows (provide articles numbers, if available)*:

Article 4. Entity is member managed.

Members

4. Signature (must be signed by at least one manager or by a managing member):

CITYCENTER LAND, LLC

/s/ Bryan L. Wright AUTH. REPRESENTATIVE

Signature

* 1) If amending company name, it must contain the words "Limited-Liability Company," "Limited Company," or "Limited," or the abbreviations "Ltd.," "L.L.C.," or "L.G.," "LLC" or "LC." The word "Company" may be abbreviated as "Co." 2) If adding managers, provide names and addresses.

FILING FEE: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

. This form must be accompanied by appropriate fees

Nevada Secretary of 8tafe AM 88221 Amend 2007 Revised on: 01/01/07

ROSS MILLER

Secretary of State

204 North Carson Street Suite 1

Carson City, Nevada 89701-4520

(775) 684 5708

Website: www.nvsos.gov

Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78,

78A, 80, 81,82, 84, 86,87, 87A, 88,

88A, 89AND92A)

Filed in the office of Document Number

20090783421-76

Ross Miller Secretary of State State of Nevada

Filing Date and Time

11/09/2009 11:11 AM

Entity Number

E0573822006-0

ABOVE SPACE IS FOR OFFICE USE ONLT

USE BLACK INK ONLY- DO NOT HIGHLIGHT

Certificate of Correction

(Pursuant to NRS Chapters 76, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)

1. The name of the entity for which correction is being made:

CityCenter Vdara Development, LLC

2. Description of the original document for which correction is being made:

Certificate of Amendment to Articles of Organization for a Nevada Limited Liability Company (Document Number 20070840224-69)

Filing date of the original document for which correction is being made: 12/11/07

Description of the inaccuracy or defect.

The Company was manager-managed and amended its articles by filing a Certificate of Amendment on 12/11/07 in order to change its status to that of member-managed, However, such amendment was prepared with defects; (i) Section* of the amendment incorrectly indicated that the Company was managed by members when it was still managed by managers; and (if) Section 3 of the amendment did not provide the name and address of the managing member and sole member.

5. Correction of the inaccuracy or defect.

Section 2 of the Certificate of Amendment shall be corrected to provide that the Company was managed by Managers. Section 3 of the Certificate of Amendment shall be corrected to provide that: (i) Article A of the Articles of Organization filed 8/3/06, as amended, shall be amended to provide that the Company shall be managed by its sole member; and (ii) Article 5 of the Articles of Organization shall be amended to provide she Company's sole member and managing member is CityCenter Land, LLC, and the the address of the sole member and managing member is c/o MGM MIRAGE, 3950 Las Vegas Blvd. South, Las Vegas, NV89U9.

CityCenter Land, LLC, a Nevada limited liability company, Sole Member

6. Signature: By: CityCenter Holdings, LLC, a Delaware limited liability company, sole member of CityCenter Land, LLC

By: Project CC, LLC, a Nevada limited liability company, the managing member of CityCenter Holdings, LLC

/s/ Assistant Secretary of 10/27/09

Authorized Signature Project CC, LLC Date

Title*

* If entity is a corporation it must be signed by an officer if stock has been Issued, OR an incorporator or director if stock has not been issued a limited-liability company, by a manager or managing members: a limited partnership or limited-liability limited partnership, by a general partner: a limited-liability partnership, by a managing partner; a business trust, by a trustee.

IMPORTANT: Failure to include any of the above information and submit-with-the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Correction

Revised: 3-28-09